Exhibit 99.1

FOR RELEASE ON: August 19, 2021

CONTACT:	Robert Barry, VP - Investor Relations
608-361-7530
robert.barry@regalbeloit.com

Regal Beloit Corporation Announces Planned Power Transmission Solutions Segment Leadership & Segment Name Changes

BELOIT, WI - Regal Beloit Corporation (NYSE: RBC), a global leader in the engineering and manufacturing of power transmission solutions and high-efficiency electric motors and systems, today announced that contingent on closing its planned merger with Rexnord Corporation’s Process & Motion Control segment (“PMC”), Regal’s power transmission business, which will be comprised of its current Power Transmission Solutions segment (“PTS”) and PMC, will be re-named Motion Control Solutions (“MCS”). In addition, Kevin J. Zaba, currently President of PMC, will lead MCS and Jerry Morton, who currently serves as President of PTS will become President, Integration – Motion Control Solutions and will oversee the integration of PMC with PTS. Both Mr. Zaba and Mr. Morton will report to Regal CEO, Louis V. Pinkham.

Mr. Zaba has served as President of Rexnord’s PMC platform since 2016. He also served as the President of Rexnord’s Power Transmission Group from 2014 to 2016. Prior to joining Rexnord, Mr. Zaba served in various positions with Rockwell Automation, Inc., a leading global provider of industrial automation power, control and information solutions.

Mr. Morton joined Regal in 2015 and became President of the PTS segment in 2019. Prior to being promoted to his current position, Mr. Morton served as the Business Leader of PTS from 2017-2019. Before joining Regal, Mr. Morton served in various positions with Emerson Electric Co., a manufacturing and engineering services provider for a wide variety of Industrial, Commercial, and Consumer markets.

In connection with these leadership changes, CEO Pinkham commented, “It is clear that Kevin has excelled as President of PMC and I believe he embodies the values I expect from our Regal leaders. I am also confident that Kevin and his team will be extremely well positioned to leverage Regal’s and PMC’s combined capabilities across the Industrial Powertrain to create new, highly-valued products and solutions that drive differentiated growth for Regal.”

Mr. Pinkham went on to comment, “I am equally excited to have Jerry become President of Integration for MCS. Jerry is a key Regal leader, who has a track record for driving profitable growth. I am confident that Jerry will drive the merger integration activities, while partnering with Kevin to achieve or exceed the identified synergies of the combined businesses.”

“As indicated when we announced the merger between Regal and PMC, one of the key attributes is being able to tap into the two incredibly strong talent pools that exist at each organization, which I believe we are doing with the appointments of Kevin and Jerry – and will continue doing post-close. Furthermore, the cultural fit between the two companies is incredibly strong. I see this fit between our future MCS leaders and also more broadly across Regal and PMC, which I believe will go a long way towards ensuring a smooth integration and our long term success.”

ABOUT THE COMPANY

Regal Beloit Corporation (NYSE: RBC) is a global leader in the engineering and manufacturing of electric motors and controls, power generation and power transmission products serving customers throughout the world. Our purpose is to create a better tomorrow by energy-efficiently converting power into motion.

The Company is comprised of four operating segments: Commercial Systems, Industrial Systems, Climate Solutions and Power Transmission Solutions. Regal is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalBeloit.com.

CAUTIONARY STATEMENT

Certain statements made in this communication are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect current estimates, expectations and projections of Regal Beloit Corporation (the “Company”) about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the Company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements may also include statements relating to the proposed acquisition of Rexnord Corporation's (“Rexnord”) Process & Motion Control business (the “PMC Business”) (the “Rexnord Transaction”), the benefits and synergies of the Rexnord Transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Rexnord Transaction or the combined company. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this report include:

Operations and Strategy

•	the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate;

•	uncertainties regarding the ability to execute restructuring plans within expected costs and timing;

•	our ability to develop new products based on technological innovation, such as the Internet of Things ("IoT"), and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business;

•	fluctuations in commodity prices and raw material costs;

•	our dependence on significant customers;

•	effects on earnings of any significant impairment of goodwill or intangible assets;

•	prolonged declines or disruption in one or more markets we serve, such as heating, ventilation, air conditioning ("HVAC"), refrigeration, power generation, oil and gas, unit material handling or water heating;

•	product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims;

•	our overall debt levels and our ability to repay principal and interest on our outstanding debt, including debt assumed or incurred in connection with the Rexnord Transaction;

•	our dependence on key suppliers and the potential effects of supply disruptions;

•	seasonal impact on sales of our products into HVAC systems and other residential applications;

Global Footprint

•	actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor and controls, power generation and power transmission industries;

•	risks associated with global manufacturing, including risks associated with public health crises;

•	economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control;

Legal and Regulatory Environment

•	unanticipated costs or expenses we may incur related to litigation, including product warranty issues;

•	infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies;

•	losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data;

Mergers, Acquisitions and Divestitures

•	the possibility that the conditions to the consummation of the Rexnord Transaction will not be satisfied, including shareholder approvals, that there will be delays in satisfying or adverse conditions related to the satisfaction of such conditions, or that the Rexnord Transaction will fail to be consummated or be delayed in being consummated for other reasons;

•	changes in the extent and characteristics of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the Rexnord Transaction on the number of shares of Company common stock issuable pursuant to the transaction, magnitude of the dividend payable to Company shareholders pursuant to the transaction and the extent of indebtedness to be incurred by the Company in connection with the transaction and the determination by the Company and Rexnord of the number of “Qualifying Overlap Shareholders” at the closing of the Rexnord Transaction;

•	the ability to obtain the anticipated tax treatment of the Rexnord Transaction and related transactions;

•	failure to successfully integrate the PMC Business and any other future acquisitions into our business or achieve financial results, operating results, expected synergies and operating efficiencies, due to factors including the future financial and operating performance of the acquired business, loss of key executives and employees, or operating costs, customer loss and business disruption being greater than expected;

•	costs and indemnification obligations related to transactions, including the Rexnord Transaction;

•	risks associated with any litigation related to the Rexnord Transaction or other transactions;

•	unanticipated liabilities of acquired businesses, including the PMC Business;

•	operating restrictions related to the Rexnord Transaction;

•	unanticipated adverse effects or liabilities from business exits or divestitures;

General

•	changes in the method of determining London Interbank Offered Rate ("LIBOR"), or the replacement of LIBOR with an alternative reference rate;

•	cyclical downturns affecting the global market for capital goods;

•	and other risks and uncertainties including, but not limited, to those described in "Part I - Item 1A - Risk Factors" in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on March 2, 2021 and from time to time in other filed reports.

Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this release, and the Company undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances. Additional information regarding these and other risks and uncertainties is included in "Part I - Item 1A - Risk Factors" in our Annual Report on Form 10-K filed with the SEC on March 2, 2021 and from time to time in other filed reports, including the Company's Quarterly Reports on Form 10-Q.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of the Company, Rexnord or Land Newco, Inc. (“Land”). In connection with the Rexnord Transaction, the Company and Land filed registration statements with the SEC registering shares of Company common stock and Land common stock in connection with the Rexnord Transaction, which have become effective. The Company’s Registration Statement on Form S-4 (No. 333-255982) includes a joint proxy statement/prospectus-information statement relating to the Rexnord Transaction, which has been mailed to Company shareholders and Rexnord shareholders. Company shareholders and Rexnord shareholders are urged to read the joint proxy statement/prospectus-information statement and any other relevant documents when they become available, because they contain and will contain important information about the Company, Rexnord, Land and the Rexnord Transaction. The joint proxy statement/prospectus-information statement and other documents relating to the Rexnord Transaction can also be obtained free of charge from the SEC’s website at www.sec.gov. The joint proxy statement/prospectus-information statement and other documents can also be obtained free of charge from Rexnord upon written request to Rexnord Corporation, Investor Relations, 511 Freshwater Way, Milwaukee, WI 53204, or by calling (414) 643-3739 or upon written request to Regal Beloit Corporation, Investor Relations, 200 State Street, Beloit, WI 53511 or by calling (608) 364-8800.

PARTICIPANTS IN THE SOLICITATION

This communication is not a solicitation of a proxy from any security holder of the Company. However, Rexnord, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Rexnord and the Company in connection with the Rexnord Transaction under the rules of the SEC. Information about the directors and executive officers of Rexnord may be found in its Annual Report on Form 10-K filed with the SEC on February 16, 2021 and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 16, 2021. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on March 2, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 18, 2021.